UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 12, 2015
Date of Report (Date of earliest event reported)

MONSTER ARTS INC.

(Exact name of registrant as specified in its charter)

Nevada	0-53266	27-1548306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3565 S. Las Vegas Blvd. Suite 120 Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

(888) 993-3327 ext. 707
Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ X ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Equity Purchase Agreement

On March 12, 2015, the Company entered into the Equity Purchase Agreement with Premier Venture. Pursuant to the terms and provisions of the Equity Purchase Agreement, for a period of thirty-six (36) months commencing on the date of effectiveness of the Registration Statement (as defined below), Premier Venture shall commit to purchase up to $5,000,000 of the Company's common stock, no par value (the "Shares"), pursuant to Puts (as defined below) covering the Registrable Securities (as defined below). The Purchase Price for the Shares for each Put shall be the put amount multiplied by seventy percent (70%) of the lowest individual daily VWAP of the Shares during the pricing period less six hundred dollars ($600.00). The maximum number of Shares that the Company shall be entitled to Put to Premier Venture per any applicable Put Notice (the “Put Amount”) shall not exceed the lesser of (i) 200% of the average daily trading volume of Company’s common stock on the five trading days prior to the date the Put Notice is received by Premier Venture; and (ii) 120% of the highest put amount on any put notice delivered under the Equity Purchase Agreement (the amount shall never be less than 1,000,000 shares). Notwithstanding the preceding sentence, the Put Amount cannot exceed 4.99% of the outstanding shares of the Company. A copy of the Equity Purchase Agreement is attached to this Current Report as Exhibit 10.1.

Registration Rights Agreement

On March 12, 2015, the Company entered into the Registration Rights Agreement with Premier Venture. Pursuant to the terms and provisions of the Registration Rights Agreement, the Company is obligated to file a registration statement (the "Registration Statement") with the Securities and Exchange Commission to cover the Registrable Securities within thirty (30) days from the date of execution of the Registration Rights Agreement. The Company must use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the Securities and Exchange Commission. A copy of the Registration Rights Agreement is attached to this Current Report as Exhibit 10.2.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1	Equity Purchase Agreement between Monster Arts, Inc. and Premier Venture Partners, LLC dated March 12, 2015.
10.2	Registration Rights Agreement between Monster Arts, Inc. and Premier Venture Partners, LLC dated March 12, 2015.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER ARTS INC.
DATE: March 16, 2015	By: /s/ Wayne Irving II Name: Wayne Irving II Title: President/Chief Executive Officer

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